Exhibit 99.1

October 20, 2020

Analysts: Mark Muth (mark.muth@huntington.com), 614.480.4720

Media: Matt Samson (matt.b.samson@huntington.com), 312.263.0203

HUNTINGTON BANCSHARES INCORPORATED ANNOUNCES DEBT TENDER OFFERS

COLUMBUS, Ohio – Huntington Bancshares Incorporated (Nasdaq: HBAN) today announced that it has commenced cash tender offers (the “Tender Offer”) to purchase up to the applicable aggregate maximum principal amount (each the “Tender Cap”) of its outstanding notes listed in the table below (the “Notes”).

The terms and conditions of the Tender Offer are described in an Offer to Purchase dated October 20, 2020 (the “Offer to Purchase”). Each Tender Offer is subject to the satisfaction of certain conditions as set forth in the Offer to Purchase. Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

CUSIP Number	Title of Security	Par Call Date	Aggregate Principal Amount Outstanding	Aggregate Maximum Principal Amount (Tender Cap)	Early Tender Premium	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)
446150AJ3	3.150% Senior Notes due 2021	02/14/2021	$1,000,000,000	$200,000,000	$30	0.125% due 9/30/22	PX1	5 bps
446150AK0	2.300% Senior Notes due 2022	12/14/2021	$1,000,000,000	$200,000,000	$30	0.125% due 9/30/22	PX1	10 bps

We will only accept for purchase Notes of a series in an aggregate principal amount up to the applicable Tender Cap. The Tender Offer is not conditioned upon any minimum amount of either series of Notes being tendered. We reserve the right, but are under no obligation, to increase, decrease or eliminate any Tender Cap with respect to any series of Notes at any time, subject to applicable law, which could result in our purchasing a greater aggregate principal amount of Notes. The Tender Offer will expire at 11:59 p.m., New York City time, on November 16, 2020, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. To receive the applicable Total Tender Offer Consideration, which includes the Early Tender Premium of $30.00 per $1,000 principal amount of Notes for each series as set forth above, holders of Notes subject to the Tender Offer must validly tender and not validly withdraw their Notes on or before the Early Tender Deadline, which is 5:00 p.m., New York City time, on November 2, 2020, unless extended. Holders of Notes subject to the Tender Offer who validly tender their Notes after the Early Tender Deadline and on or before the Expiration Date and whose Notes are accepted for purchase will receive the applicable Late Tender Offer Consideration.

The applicable Total Tender Offer Consideration for each $1,000 in principal amount of Notes tendered and accepted for payment pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase. The consideration will be determined by reference to a fixed spread specified for such series of Notes over the reference yield based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above, as fully described in the Offer to Purchase. The consideration will be calculated by the Dealer Managers for the Tender Offer at 10:30 a.m., New York City time, on the business day immediately following the Early Tender Deadline, unless extended (such date and time, as the same may be extended, the “Price Determination Date”). The Price Determination Date is expected to be November 3, 2020. The Late Tender Offer Consideration is the applicable Total Tender Offer Consideration minus the applicable Early Tender Premium for each series of Notes as set forth in the table above.

In addition to the applicable Total Tender Offer Consideration or applicable Late Tender Offer Consideration, as the case may be, accrued and unpaid interest up to, but not including, the applicable Settlement Date will be paid in cash on all validly tendered Notes accepted for purchase in the Tender Offer. The purchase price plus accrued and unpaid interest for Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will be paid by the Company in same day funds promptly following the Early Tender Deadline (the “Early Settlement Date”). The Company expects that the Early Settlement Date will be November 4, 2020, the first business day after the Price Determination Date. The purchase price plus accrued and unpaid interest for Notes that are validly tendered after the Early Tender Deadline and on or before the Expiration Date and accepted for purchase will be paid by the Company in same day funds promptly following the Expiration Date (the “Final Settlement Date”). The Company expects that the Final Settlement Date will be November 18, 2020, the second business day after the Expiration Date. No tenders will be valid if submitted after the Expiration Date. If the Company purchases the Tender Cap for a series of Notes on the Early Settlement Date, Holders who validly tender Notes of that series after the Early Tender Deadline but on or before the Expiration Date will not have any of their Notes accepted for payment, absent any subsequent increase to the applicable Tender Cap. Holders of Notes subject to the Tender Offer who validly tender their Notes on or before the Early Tender Deadline may not withdraw their Notes after 5:00 p.m., New York City time, on November 2, 2020, unless extended (such date and time, as the same may be extended, the “Withdrawal Deadline”), except in the limited circumstances described in the Offer to Purchase. Holders of Notes subject to the Tender Offer who validly tender their Notes after the Withdrawal Deadline but on or before the Expiration Date may not withdraw their Notes except in the limited circumstances described in the Offer to Purchase.

The Company intends to use one or more of the following sources to provide the total amount of funds required to purchase the Notes sought pursuant to the Tender Offer, to pay all accrued and unpaid interest on the Notes, and to pay all fees and expenses in connection therewith: cash, cash equivalents and other available cash resources.

Credit Suisse Securities (USA) LLC is the Dealer Manager for the Tender Offer. Global Bondholder Services Corporation is the Tender Agent and Information Agent. Persons with questions regarding the Tender Offer should contact Credit Suisse Securities (USA) LLC at (U.S. toll-free) (800) 820-1653. Requests for copies of the Offer to Purchase should be directed to Global Bondholder Services Corporation at (toll-free) (866) 470-3800 or by email to contact@gbsc-usa.com. Questions regarding the tendering of Notes may be directed to Global Bondholder Services Corporation at (toll-free) (866) 470-3800 or by email to contact@gbsc-usa.com.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offer is made only by the Offer to Purchase and the information in this press release is qualified by reference to the Offer to Purchase dated October 20, 2020. None of the Company or its affiliates, their respective boards of directors, the Dealer Managers, the Tender Agent, the Information Agent or the trustees with respect to any Notes is making any recommendation as to whether holders should tender any Notes in response to the Tender Offer, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

About Huntington

Huntington Bancshares Incorporated is a regional bank holding company headquartered in Columbus, Ohio, with $118 billion of assets and a network of 839 full-service branches, including 12 Private Client Group offices, and 1,344 ATMs across seven Midwestern states. Founded in 1866, The Huntington National Bank and its affiliates provide consumer, small business, commercial, treasury management, wealth management, brokerage, trust, and insurance services. Huntington also provides vehicle finance, equipment finance, national settlement, and capital market services that extend beyond its core states.

This press release contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, socio-political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, financial condition, liquidity, and results of operations; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our 2019 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and the documents subsequently filed by us with the SEC. We assume no obligation to update any forward-looking statements. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, as filed with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Please carefully review and consider the various disclosures made in this document and in our other reports filed with the SEC for more information about the risks and other factors that may affect our business, results of operations, financial condition or prospects.

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